Exhibit 23(a)

                         Consent of Arthur Andersen LLP




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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To EA Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated March 25, 1996 included in EA Industries, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our firm included in or made a part of this registration statement.

                                                  /s/ ARTHUR ANDERSEN LLP
                                                 ----------------------------
                                                      Arthur Andersen LLP


Roseland, New Jersey
June 14, 1996